UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2021

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

pennsylvania

(State or other jurisdiction of incorporation)

0-15536	23-2428543
(Commission File Number)	(IRS Employer Identification No.)

105 Leader Heights Road, PO Box 2887, York, Pennsylvania	17405-2887
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code - (717) 747-1519

N/A

(Former name, address and fiscal year, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $2.50 par value	CVLY	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)::

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

CODORUS VALLEY BANCORP, INC.

FORM 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2021, the Board of Directors of Codorus Valley Bancorp, Inc. (the "Corporation") approved a promotion equity award to Craig L. Kauffman, President and Chief Executive Officer of the Corporation, consisting of 15,564 restricted common stock units. Mr. Kauffman was appointed President and Chief Executive Officer of the Corporation effective as of October 1, 2021. Mr. Kauffman previously was Executive Vice President and Chief Operating Officer of the Corporation since 2018 and a member of the Board since 2019.

Sixty percent of the grant (9,338.4 units) consists of performance-based restricted stock units with cliff vesting after the performance period ends on December 31, 2024, subject to achievement of a performance goal based on the Corporation's return on equity ("ROE") as set forth in the Restricted Stock Unit Agreement (the "Agreement"), a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Forty percent of the grant (6,225.6 units) consists of time-based restricted stock units which will vest ratably over a three-year period as set forth in the Agreement.

The value of the promotion equity grant is $360,000 and the number of units is based on the closing sale price of the Corporation's common stock on November 9, 2021.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No.	Description

	10.1	Codorus Valley Bancorp, Inc. Restricted Stock Unit Agreement between the Corporation and Craig L. Kauffman

	104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

CODORUS VALLEY BANCORP, INC.

Date: November 12, 2021	By:	/s/ Larry D. Pickett
Larry D. Pickett, CPA
Treasurer
(Principal Financial and Accounting Officer)

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